Exhibit 99.1

FORTRESS INVESTMENT GROUP LLC

Contact:	FOR IMMEDIATE RELEASE

Lilly H. Donohue
212-798-6118

Fortress Reports Second Quarter 2009 Financial Results

Second Quarter Highlights

•	Assets under management of $31.0 billion

•	Segment management fees of $110 million

•	Fund management distributable earnings of $53 million

•	Pre-tax distributable earnings (DE) of $59 million

•	GAAP net income, excluding principals agreement compensation, of $66 million. GAAP net loss of $171 million. GAAP net loss attributable to Class A Shareholders of $45 million

•	Successfully integrated the management of a large credit fund, renamed as Fortress Value Recovery Fund I

•	Raised $219.5 million in net proceeds through issuance of 46 million Class A shares

•	Began operations of a new Japanese investment fund

Subsequent Events in the Third Quarter

•	Daniel H. Mudd, currently member of the Fortress board of directors, will become the firm’s new CEO effective August 11, 2009

•	George W. Wellde has been elected to Fortress’s board of directors

New York, NY. August 5, 2009 – Fortress Investment Group LLC (NYSE: FIG) today reported its results for the quarter ended June 30, 2009.

Second Quarter 2009

For the quarter ended June 30, 2009, our GAAP net loss was $171 million and our GAAP net loss attributable to Class A Shareholders was $45 million, or $0.41 per diluted share, as compared to a loss of $0.67 per diluted share for the quarter ended June 30, 2008. Excluding principals agreement compensation, second quarter GAAP net income was $66 million.

Fund management distributable earnings for the second quarter was $53 million versus $75 million in the second quarter of 2008.

Pre-tax DE for the second quarter was $59 million, or $0.12 per dividend paying share (DEPS), versus $58 million for the second quarter of 2008.

For reconciliations from pre-tax distributable earnings and fund management DE to GAAP net income (loss), from GAAP net income (loss) excluding principals agreement compensation to GAAP net income (loss), from segment revenues to GAAP revenues, from segment assets to GAAP assets and from Weighted Average Class A Shares Outstanding (Used for Basic EPS) to Weighted Average Dividend Paying Shares Outstanding (Used for

DEPS) see “Reconciliation of Fund Management DE to Pre-tax Distributable Earnings and GAAP Net Income (Loss)”, “Reconciliation of GAAP Net Income (Loss) Excluding Principals Agreement Compensation to GAAP Net Income (Loss)”, “Reconciliation of Segment Revenues to GAAP Revenues” and “Reconciliation of Segment Assets to GAAP Assets” in this release. Distributable earnings is a supplemental measure of our operating performance that we believe provides a meaningful basis for comparison between present and future periods.

The Company’s quarterly segment revenues and distributable earnings will fluctuate materially depending upon the performance of our funds and the realization events within our private equity business, as well as other factors. Accordingly, the revenues and profits in any particular quarter should not be expected to be indicative of future results.

The following discussion of our results is based on segment reporting as presented in our Quarterly Report on Form 10-Q. Our GAAP statement of operations and balance sheet are presented following this discussion. The following table is a summary presentation of our segment performance with supplemental data provided for informational purposes. For a reconciliation of our segment results to the corresponding GAAP data, see the reconciliation information included later in this release.

Due to the increased significance of the hybrid private equity funds segment, it has been disaggregated from the private equity fund segment in this period and for all periods presented. Hybrid private equity funds are comprised of a family of “credit opportunities” funds focused on investing in distressed and undervalued assets, a family of “long dated value” funds focused on investing in undervalued assets with limited current cash flows and long investment horizons, a family of “real assets” funds focused on investing in tangible and intangible assets in four principal categories (real estate, capital assets, natural resources and intellectual property), and an Asian fund.

Supplemental Data for Three Months:

Three Months Ended June 30, 2009	Total	Private Equity		Liquid Hedge Funds	Hybrid Funds		Principal Investments
(in millions)		Funds	Castles		Hedge Funds	PE Funds
AUM
AUM - April 1, 2009	$26,538	$10,161	$3,078	$4,809	$6,451	$2,039	$—
Capital raised [1]	3,373	—	—	99	3,140	134	—
Increase in invested capital	327	10	—	—	2	315	—
Redemptions	(736)	—	—	(585)	(151)	—	—
Return of capital distributions	(168)	(88)	—	—	(1)	(79)	—
Income (loss) and foreign exchange	1,707	519	115	248	477	348	—

AUM - Ending Balance	$31,041	$10,602	$3,193	$4,571	$9,918	$2,757	$—

Third-Party Capital Raised	$3,373	$—	$—	$99	$3,140	$134	$—

Segment Revenues
Management fee	$110	$40	$12	$20	$30	$8	$—
Incentive income	7	—	—	—	—	7	—

Total	117	40	12	20	30	15	—

Segment Expenses
Profit sharing compensation expenses	(8)	—	—	(2)	(2)	(4)	—
Operating expenses	(56)	(12)	(5)	(11)	(21)	(7)	—

Total	(64)	(12)	(5)	(13)	(23)	(11)	—

Fund Management DE	53	28	7	7	7	4	—

Investment Income	14						14
Interest Expense	(8)						(8)

Pre-tax Distributable Earnings	$59	$28	$7	$7	$7	$4	$6

Weighted Average Dividend Paying Shares and Units Outstanding	482

Three Months Ended June 30, 2008	Total	Private Equity		Liquid Hedge Funds	Hybrid Funds		Principal Investments
(in millions)		Funds	Castles		Hedge Funds	PE Funds
AUM
AUM - April 1, 2008	$34,029	$12,382	$3,503	$9,254	$8,149	$741	$—
Capital raised	1,772	745	—	924	103	—	—
Increase in invested capital	292	118	—	—	2	172	—
Redemptions	(311)	—	—	(310)	(1)	—	—
Return of capital distributions	(56)	(46)	—	—	(3)	(7)	—
Income (loss) and foreign exchange	(760)	(560)	(5)	(163)	16	(48)	—

AUM - Ending Balance	$34,966	$12,639	$3,498	$9,705	$8,266	$858	$—

Segment Revenues
Management fee	$150	$40	$15	$57	$36	$2	$—
Incentive income	15	—	—	14	1	—	—

Total	165	40	15	71	37	2	—

Segment Expenses
Profit sharing compensation expenses	(20)	(1)	(1)	(16)	(2)	—	—
Operating expenses	(70)	(7)	(10)	(25)	(26)	(2)	—

Total	(90)	(8)	(11)	(41)	(28)	(2)	—

Fund Management DE	75	32	4	30	9	—	—

Investment Income	(7)						(7)
Interest Expense	(10)						(10)

Pre-tax Distributable Earnings	$58	$32	$4	$30	$9	$—	$(17)

Weighted Average Dividend Paying Shares and Units Outstanding	456

[1]	Includes $3.1 billion of capital under management due to Fortress’s take over of management of the D.B. Zwirn funds and related investment vehicles.

Supplemental Data for Six Months:

Six Months Ended June 30, 2009	Total	Private Equity		Liquid Hedge Funds	Hybrid Funds		Principal Investments
(in millions)		Funds	Castles		Hedge Funds	PE Funds
AUM
AUM - January 1, 2009	$29,454	$10,307	$3,182	$7,169	$6,494	$2,302	$—
Capital raised [1]	3,382	—	—	108	3,140	134	—
Increase in invested capital	763	70	—	—	2	691	—
Redemptions	(3,382)	—	—	(3,079)	(303)	—	—
Return of capital distributions	(745)	(93)	—	—	(8)	(644)	—
Income (loss) and foreign exchange	1,569	318	11	373	593	274	—

AUM - Ending Balance	$31,041	$10,602	$3,193	$4,571	$9,918	$2,757	$—

Third-Party Capital Raised	$3,382	$—	$—	$108	$3,140	$134	$—

Segment Revenues
Management fee	$216	$77	$24	$43	$58	$14	$—
Incentive income	8	—	—	—	1	7	—

Total	224	77	24	43	59	21	—

Segment Expenses
Profit sharing compensation expenses	(12)	—	—	(5)	(3)	(4)	—
Operating expenses	(115)	(20)	(13)	(25)	(46)	(11)	—

Total	(127)	(20)	(13)	(30)	(49)	(15)	—

Fund Management DE	97	57	11	13	10	6	—

Investment Income	(13)						(13)
Interest Expense	(16)						(16)

Pre-tax Distributable Earnings	$68	$57	$11	$13	$10	$6	$(29)

Weighted Average Dividend Paying Shares and Units Outstanding	472

Six Months Ended June 30, 2008	Total	Private Equity		Liquid Hedge Funds	Hybrid Funds		Principal Investments
(in millions)		Funds	Castles		Hedge Funds	PE Funds
AUM
AUM - January 1, 2008	$32,930	$12,642	$3,328	$8,128	$8,196	$636	$—
Capital raised	3,926	745	—	2,211	837	133	—
Increase in invested capital	981	760	—	—	26	195	—
Redemptions	(894)	—	—	(421)	(473)	—	—
Return of capital distributions	(236)	(174)	—	—	(4)	(58)	—
Crystallized Incentive Income	(95)	—	—	—	(95)	—	—
Income (loss) and foreign exchange	(1,646)	(1,334)	170	(213)	(221)	(48)	—

AUM - Ending Balance	$34,966	$12,639	$3,498	$9,705	$8,266	$858	$—

Segment Revenues
Management fee	$295	$80	$28	$110	$73	$4	$—
Incentive income	47	29	—	17	1	—	—

Total	342	109	28	127	74	4	—

Segment Expenses
Profit sharing compensation expenses	(52)	(13)	(2)	(33)	(4)	—	—
Operating expenses	(144)	(14)	(18)	(49)	(59)	(4)	—

Total	(196)	(27)	(20)	(82)	(63)	(4)	—

Fund Management DE	146	82	8	45	11	—	—

Investment Income	(10)						(10)
Interest Expense	(20)						(20)

Pre-tax Distributable Earnings	$116	$82	$8	$45	$11	$—	$(30)

Weighted Average Dividend Paying Shares and Units Outstanding	443

[1]	Includes $3.1 billion of capital under management due to Fortress’s take over of management of the D.B. Zwirn funds and related investment vehicles.

Overview

We managed $31.0 billion of assets in private equity funds, liquid hedge funds and hybrid funds as of June 30, 2009. Fortress’s revenues consist of (i) management fees, which are based on the size of our funds, (ii) incentive income, which is based on the performance of our funds, and (iii) investment income (loss), which is based on our principal investments.

In the second quarter of 2009, we generated fund management DE of $53 million. Including principal investments, Fortress generated pre-tax distributable earnings of $59 million.

For the quarter ended June 30, 2009, the private equity segments accounted for approximately 44% of total segment revenues, the liquid hedge funds segment accounted for approximately 17% of total segment revenues and the hybrid funds segments accounted for approximately 39% of total segment revenues.

For the quarter ended June 30, 2009, the private equity, liquid hedge funds and hybrid funds businesses accounted for approximately 66%, 13% and 21%, respectively, of total fund management DE.

Private Equity – Funds

For the quarter ended June 30, 2009, the Company’s private equity funds had pre-tax DE of $28 million as compared to pre-tax DE of $32 million for the quarter ended June 30, 2008.

Assets under management for private equity funds was $10.6 billion at June 30, 2009 compared to $12.6 billion as of June 30, 2008.

As of June 30, 2009, our funds’ private equity capital invested in non-public transactions totaled approximately $11.5 billion, and our private equity funds’ unfunded commitments to investments were approximately $790 million.

Private Equity - Castles

For the quarter ended June 30, 2009, the Company’s Castles generated pre-tax DE of $7 million as compared to $4 million for the quarter ended June 30, 2008.

Assets under management for the Castles was $3.2 billion at June 30, 2009 compared to $3.5 billion as of June 30, 2008.

Liquid Hedge Funds

For the quarter ended June 30, 2009, the Company’s liquid hedge fund business generated pre-tax DE of $7 million as compared to $30 million for the quarter ended June 30, 2008.

Assets under management for the liquid hedge funds was $4.6 billion at June 30, 2009 compared to $9.7 billion as of June 30, 2008.

The following table shows our Assets Under Management by fund:

(dollars in billions)	June 30, 2009	December 31, 2008	June 30, 2008
Macro Funds [2]	$3.7	$6.1	$8.8
Fortress Commodities Fund	$0.9	$1.1	$0.9

The following table shows our gross and net returns by fund: 3

	Three Months Ended June 30, 2009	Six Months Ended June 30, 2009
Gross Returns

Fortress Macro Funds L.P. Offshore [4]	4.3%	4.3%
Drawbridge Global Macro Fund Ltd.	6.2%	12.3%
Fortress Commodities Fund L.P.	2.3%	2.3%

Net Returns

Fortress Macro Funds L.P. Offshore [4]	3.2%	3.2%
Drawbridge Global Macro Fund Ltd.	5.8%	11.3%
Fortress Commodities Fund L.P.	1.8%	1.3%

Hybrid - Hedge Funds

For the quarter ended June 30, 2009, the Company’s hybrid hedge fund business generated pre-tax DE of $7 million as compared to $9 million for the quarter ended June 30, 2008.

Assets under management for the hybrid hedge funds was $9.9 billion at June 30, 2009 compared to $8.3 billion as of June 30, 2008.

The following table shows our Assets Under Management by fund:

(dollars in billions)	June 30, 2009	December 31, 2008	June 30, 2008
Drawbridge Special Opportunities Funds [5]	$5.1	$5.0	$6.5
Fortress Partners Funds [6]	$1.7	$1.5	$1.8
Fortress Value Recovery Funds [7]	$3.1	N.A.	N.A.

[2]

Combined AUM for Fortress Macro Fund, Drawbridge Global Macro Fund Ltd, Drawbridge Global Macro Fund LP, DBGM Offshore Ltd, DBGM Onshore LP, DBGM Alpha V Ltd and Drawbridge Global Macro managed accounts.

[3]

The performance data contained herein reflects returns for a “new issue eligible,” single investor class, net of expenses borne by the Fund (prior to any fees), as of the close of business on the last day of the relevant period. Specific performance may vary based on, among other things, whether fund investors are invested in one or more special investments.

[4]	Fortress Macro Offshore Fund L.P. returns reflect a new, class “A” investor from the May 1, 2009 date of inception of the fund.
[5]	Combined AUM for Drawbridge Special Opportunities Fund Ltd., Drawbridge Special Opportunities Fund LP and Drawbridge Special Opportunities Fund managed accounts.
[6]	Combined AUM for Fortress Partners Offshore Fund LP and Fortress Partners Fund LP.
[7]

Fortress will receive management fees from these funds equal to 1% of realized proceeds and up to 1% per annum on certain managed assets, and may receive limited incentive income if aggregate realizations exceed an agreed threshold.

The following table shows our gross and net returns by fund:8

	Three Months Ended June 30, 2009	Six Months Ended June 30, 2009
Gross Returns

Drawbridge Special Opportunities LP [9]	7.9%	11.8%
Drawbridge Special Opportunities Ltd [9]	6.5%	10.8%
Fortress Partners Fund LP	8.8%	7.0%
Fortress Partners Offshore Fund LP	9.5%	8.3%

Net Returns

Drawbridge Special Opportunities LP [9]	7.3%	10.7%
Drawbridge Special Opportunities Ltd [9]	6.0%	9.7%
Fortress Partners Fund LP	8.5%	6.4%
Fortress Partners Offshore Fund LP	9.2%	7.8%

Hybrid - Private Equity Funds

For the quarter ended June 30, 2009, the Company’s hybrid private equity fund business generated pre-tax DE of $4 million as compared to a minimal gain for the quarter ended June 30, 2008.

Assets under management for the hybrid private equity funds was $2.8 billion at June 30, 2009 compared to $0.9 billion as of June 30, 2008.

Principal Investments

At June 30, 2009, we had $0.8 billion of assets (excluding cash and cash equivalents) in our principal investments segment, compared to $1.1 billion (excluding cash and cash equivalents) at June 30, 2008. During the three months ended June 30, 2009, we increased commitments to our principal investments by $4 million and funded $6 million of our commitments. We had $131 million of unfunded commitments to our principal investments as of June 30, 2009.

Our principal investments segment generated a gain of $6 million for the three months ended June 30, 2009, due primarily to a $14 million gain from the earnings on our equity investments in our hedge funds and $8 million of net interest expense.

[8]

The performance data contained herein reflects returns for a “new issue eligible,” single investor class as of the close of business on the last day of the relevant period. Gross returns reflect performance data prior to any fees borne by the Fund while net returns reflect performance data after taking into account any fees borne by the Fund. Specific performance may vary based on, among other things, whether fund investors are invested in one or more special investments.

[9]

The returns for the Drawbridge Special Opportunities Funds reflect the performance of each fund excluding the performance of the redeeming capital accounts which relate to December 31, 2008 redemptions.

Segment Expenses

Segment expenses were $64 million in the second quarter of 2009, down from $90 million for the second quarter of 2008. Segment expenses for the second quarters of 2009 and 2008 included $8 million and $20 million of profit sharing compensation, respectively, which is a function of revenues received from our various funds.

The Company had $289 million of share-based compensation expense (primarily relating to expense recorded in connection with the principals agreement, the issuance of restricted stock units to Fortress employees, and the issuance of restricted partnership units) for the quarter ended June 30, 2009, which contributed to our reporting a GAAP net loss per share. Share-based compensation expense is not included in segment expenses or in the calculation of distributable earnings.

Corporate Credit Agreement

As previously disclosed, in June 2009, we amended the terms of our credit agreement, agreeing to make additional amortization payments in association with any follow-on equity offerings. Accordingly, during the second quarter we applied a portion of the net proceeds from our second quarter equity offering to pay down the credit facility by $110 million. In addition, we also paid down $54 million on our revolving credit facility. As a result of these payments, we now have $440 million of debt outstanding as of June 30, 2009 and have capacity available of $59 million under our revolving credit facility.

Non-GAAP Information

Fortress discloses certain non-GAAP financial information, which management believes provides a meaningful basis for comparison among present and future periods. The following are non-GAAP measures used in the accompanying financial information:

•	Pre-tax distributable earnings (DE) and pre-tax distributable earnings per dividend paying share

•	Fund management DE

•	Segment revenues

•	Segment management fees

•	GAAP net income excluding principals agreement compensation

•	Segment assets

We urge you to read the reconciliation of such data to the related GAAP measures appearing later in this release.

Conference Call

Management will host a conference call today, Wednesday, August 5, 2009 at 8:00 A.M. Eastern Time. A copy of the earnings release is posted to the Investor Relations section of Fortress’s website, www.fortress.com.

All interested parties are welcome to participate on the live call. The conference call may be accessed by dialing 1-877-252-8576 (from within the U.S.) or 1-706-679-1521 (from outside of the U.S.) ten minutes prior to the scheduled start of the call; please reference “Fortress Second Quarter Earnings Call.”

A simultaneous webcast of the conference call will be available to the public on a listen-only basis at www.fortress.com. Please allow extra time prior to the call to visit the site and download the necessary software required to listen to the internet broadcast.

A telephonic replay of the conference call will also be available until 11:59 P.M. Eastern Time on Wednesday, August 12, 2009 by dialing 1-800-642-1687 (from within the U.S.) or 1-706-645-9291 (from outside of the U.S.); please reference access code “21490515.”

About Fortress

Fortress is a leading global alternative asset manager with approximately $31.0 billion in assets under management as of June 30, 2009. Fortress manages private equity funds and hedge funds. Fortress was founded in 1998. For more information regarding Fortress Investment Group LLC or to be added to our e-mail distribution list, please visit www.fortress.com.

Cautionary Note Regarding Forward-Looking Statements — Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our sources of management fees, incentive income and investment income (loss), estimated fund performance, the amount and source of expected capital commitments, amount of redemptions and our effective tax rate. These statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the sources and amounts of management fees, incentive income and investment income, the amount and source of expected capital commitments for any new fund, redemption amounts or our effective tax rate may differ, possibly materially, from these forward-looking statements, and any such differences could cause our actual results to differ materially from the results expressed or implied by these forward-looking statements. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q, which is, or will be, available on the Company’s website (www.fortress.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. The Company can give no assurance that the expectations of any forward-looking statement will be obtained. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

Fortress Investment Group LLC

Consolidated Statements of Operations (Unaudited)

(dollars in thousands, except share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Revenues
Management fees from affiliates	$108,425	$149,605	$214,077	$293,662
Incentive income from affiliates	6,958	18,300	6,958	55,444
Expense reimbursements from affiliates	20,661	15,950	33,708	30,221
Other revenues	3,043	4,241	6,640	9,649

	139,087	188,096	261,383	388,976

Expenses
Interest expense	7,605	9,888	15,791	20,224
Compensation and benefits	113,456	137,460	222,692	264,479
Principals agreement compensation	237,367	237,367	472,126	474,734
General, administrative and other	21,034	19,746	38,219	36,316
Depreciation and amortization	2,761	2,436	5,402	4,872

	382,223	406,897	754,230	800,625

Other Income (Loss)
Gains (losses) from investments
Net realized gains (losses)	(376)	61	(772)	1,674
Net realized gains (losses) from affiliate investments	234	(92)	(14)	155
Net unrealized gains (losses)	—	—	—	—
Net unrealized gains (losses) from affiliate investments	19,583	(6,584)	17,754	(36,401)
Tax receivable agreement liability reduction	—	—	(55)	—
Earnings (losses) from equity method investees	51,057	(26,500)	16,208	(75,629)

	70,498	(33,115)	33,121	(110,201)

Income (Loss) Before Income Taxes	(172,638)	(251,916)	(459,726)	(521,850)
Income tax benefit (expense)	1,308	1,949	1,715	(5,303)

Net Income (Loss)	$(171,330)	$(249,967)	$(458,011)	$(527,153)

Principals’ and Others’ Interests in Income (Loss) of Consolidated Subsidiaries	$(126,738)	$(194,411)	$(346,260)	$(402,680)

Net Income (Loss) Attributable to Class A Shareholders	$(44,592)	$(55,556)	$(111,751)	$(124,473)

Dividends declared per Class A share	$—	$0.225	$—	$0.450

Earnings Per Class A share - Fortress Investment Group

Net income (loss) per Class A share, basic	$(0.40)	$(0.62)	$(1.10)	$(1.36)

Net income (loss) per Class A share, diluted	$(0.41)	$(0.67)	$(1.10)	$(1.37)

Weighted average number of Class A shares outstanding, basic	115,547,744	94,913,677	105,447,324	94,904,157

Weighted average number of Class A shares outstanding, diluted	427,619,294	406,985,227	417,518,874	406,975,707

Fortress Investment Group LLC

Consolidated Balance Sheets

(dollars in thousands, except share data)

	June 30, 2009 (Unaudited)	December 31, 2008
Assets
Cash and cash equivalents	$90,506	$263,337
Due from affiliates	70,709	38,504
Investments
Equity method investees	818,147	774,382
Options in affiliates	116	39
Deferred tax asset	429,794	408,066
Other assets	86,028	93,407

	$1,495,300	$1,577,735

Liabilities and Shareholders’ Equity

Liabilities
Accrued compensation and benefits	$63,268	$158,033
Due to affiliates	330,194	346,265
Deferred incentive income	163,635	163,635
Debt obligations payable	439,750	729,041
Other liabilities	23,484	26,741

	1,020,331	1,423,715

Commitments and Contingencies

Equity
Class A shares, no par value, 1,000,000,000 shares authorized, 140,651,044 and 94,609,525 shares issued and outstanding at June 30, 2009 and December 31, 2008, respectively.	—	—
Class B shares, no par value, 750,000,000 shares authorized, 312,071,550 shares issued and outstanding	—	—
Paid-in capital	830,447	596,803
Retained earnings (accumulated deficit)	(625,130)	(513,379)
Accumulated other comprehensive income (loss)	(1,135)	(866)

Total Fortress shareholders’ equity	204,182	82,558

Principals’ and others’ interests in equity of consolidated subsidiaries	270,787	71,462

Total equity	474,969	154,020

	$1,495,300	$1,577,735

Fortress Investment Group LLC

Reconciliation of Fund Management DE to Pre-tax Distributable

Earnings and GAAP Net Income (Loss)

(dollars in millions)

	Three Months Ended
	June 30, 2009	June 30, 2008
Fund Management DE	$53	$75

Investment Income (Loss)	14	(7)
Interest Expense	(8)	(10)

Pre-tax Distributable Earnings	59	58

Private equity incentive income	—	3
Earnings from equity method investees	38	(26)
Gains/losses on options	—	(3)
Gains/losses on other Investments	20	(3)
Impairment of investments	—	10
Employee equity-based compensation	(52)	(53)
Principal compensation	(237)	(238)
Employee portion of incentive income	—	—
Taxes	1	2

GAAP Net Income (Loss)	$(171)	$(250)

	Six Months Ended
	June 30, 2009	June 30, 2008
Fund Management DE	$97	$146

Investment Income (Loss)	(13)	(10)
Interest Expense	(16)	(20)

Pre-tax Distributable Earnings	68	116

Private equity incentive income	—	9
Earnings from equity method investees	(1)	(67)
Gains/losses on options	—	(15)
Gains/losses on other Investments	18	(21)
Impairment of investments	32	10
Employee equity-based compensation	(105)	(89)
Principal compensation	(472)	(475)
Employee portion of incentive income	—	10
Taxes	2	(5)

GAAP Net Income (Loss)	$(458)	$(527)

Fortress Investment Group LLC

Reconciliation of Segment Revenues to GAAP Revenues

(dollars in millions)

	Three Months Ended
	June 30, 2009	June 30, 2008
Segment Revenues	$117	$165
Adjust incentive income	1	3
Adjust income from the receipt of options	—	—
Other revenues	21	20
Consolidation and elimination	—	—

GAAP Revenues	$139	$188

	Six Months Ended
	June 30, 2009	June 30, 2008
Segment Revenues	$224	$342
Adjust incentive income	—	9
Adjust income from the receipt of options	—	—
Other revenues	37	38
Consolidation and elimination	—	—

GAAP Revenues	$261	$389

Fortress Investment Group LLC

Reconciliation of Segment Assets to GAAP Assets

(dollars in millions)

	Assets as of
	June 30, 2009	June 30, 2008
Segment Assets	$1,445	$1,993
Adjust equity investments from fair value	—	—
Adjust equity investments from cost	20	(93)
Adjust investments gross of employee portion	30	43
Adjust option investments to intrinsic value	—	1

GAAP Assets	$1,495	$1,944

“Distributable earnings” is our supplemental measure of operating performance. It reflects the value created which management considers available for distribution during any period. As compared to generally accepted accounting principles (“GAAP”) net income, distributable earnings excludes the effects of unrealized gains (or losses) on illiquid investments, reflects contingent revenue which has been received as income to the extent it is not expected to be reversed, and disregards expenses which do not require an outlay of assets, whether currently or on an accrued basis. Distributable earnings is reflected on an unconsolidated and pre-tax basis, and, therefore, the interests in consolidated subsidiaries related to Fortress Operating Group units (held by the principals) and income tax expense are added back in its calculation. Distributable earnings is not a measure of cash generated by operations which is available for distribution nor should it be considered in isolation or as an alternative to cash flow or net income and it is not necessarily indicative of liquidity or cash available to fund our operations. For a complete discussion of distributable earnings and its reconciliation to GAAP, as well as an explanation of the calculation of distributable earnings impairment, see note 10 to our financial statements included in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2009.

Our management uses distributable earnings:

•	in its determination of periodic distributions to equity holders;

•	in making operating decisions and assessing the performance of each of our core businesses;

•	for planning purposes, including the preparation of our annual operating budgets; and

•	as a valuation measure in strategic analyses in connection with the performance of our funds and the performance of our employees.

Growing distributable earnings is a key component to our business strategy and distributable earnings is the supplemental measure used by our management to evaluate the economic profitability of each of our businesses and our total operations. Therefore, we believe that it provides useful information to our investors in evaluating our operating performance. Our definition of distributable earnings is not based on any definition contained in our amended and restated operating agreement.

Fortress Investment Group LLC

Reconciliation of GAAP Net Income (Loss) Excluding Principals Agreement

Compensation to GAAP Net Income (Loss)

(dollars in thousands)

	Three months ended June 30, 2009	Six months ended June 30, 2009
GAAP net loss	$(171,330)	$(458,011)
Principals agreement compensation	237,367	472,126

GAAP net income excluding principals agreement compensation	$66,037	$14,115

Fortress Investment Group LLC

Reconciliation of Weighted Average Class A Shares Outstanding (Used for Basic EPS) to Weighted

Average Dividend Paying Shares Outstanding (Used for DEPS)

	Three Months Ended June 30,
	2009	2008
Weighted Average Class A Shares Outstanding (Used for Basic EPS)	115,547,744	94,913,677

Weighted average fully vested restricted Class A share units with dividend equivalent rights	(631,260)	(394,286)
Weighted average fully vested restricted Class A shares	(105,728)	(19,040)

Weighted average Class A shares outstanding	114,810,756	94,500,351

Weighted average restricted Class A shares[10]	138,160	104,219
Weighted average fully vested restricted Class A share units which are entitled to dividend equivalent payments	631,260	394,286
Weighted average nonvested restricted Class A share units which are entitled to dividend equivalent payments	22,955,132	23,652,206
Weighted average Fortress Operating Group units	312,071,550	312,071,550
Weighted average Fortress Operating Group RPUs	31,000,000	25,208,791

Weighted Average Dividend Paying Shares Outstanding (Used for DEPS)	481,606,858	455,931,403

	Six Months Ended June 30,
	2009	2008
Weighted Average Class A Shares Outstanding (Used for Basic EPS)	105,447,323	94,904,157

Weighted average fully vested restricted Class A share units with dividend equivalent rights	(631,260)	(394,286)
Weighted average fully vested restricted Class A shares	(104,404)	(9,520)

Weighted average Class A shares outstanding	104,711,660	94,500,351

Weighted average restricted Class A shares[10]	136,836	100,757
Weighted average fully vested restricted Class A share units which are entitled to dividend equivalent payments	631,260	394,286
Weighted average nonvested restricted Class A share units which are entitled to dividend equivalent payments	22,955,132	23,708,849
Weighted average Fortress Operating Group units	312,071,550	312,071,550
Weighted average Fortress Operating Group RPUs	31,000,000	12,604,396

Weighted Average Dividend Paying Shares Outstanding (Used for DEPS)	471,506,438	443,380,189

[10]	Includes both fully vested and non-vested weighted average restricted class A shares.